Exhibit 99.2 Q4 2022 Earnings Presentation January 20, 2023

Forward Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “future,” “positioned,” “continued,” “will,” “would,” “potential,” "anticipated," "guidance," "targeted" or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: further weakening in the United States economy in general and the regional and local economies within the New England region and the Company’s market area, including any future weakening caused by the COVID-19 pandemic and any uncertainty regarding the length and extent of economic contraction as a result of the pandemic; the effects of inflationary pressures, labor market shortages and supply chain issues; the instability or volatility in financial markets and unfavorable general economic or business conditions, globally, nationally or regionally, caused by geopolitical concerns, including as a result of the conflict between Russia and Ukraine; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other external events; adverse changes or volatility in the local real estate market; adverse changes in asset quality and any unanticipated credit deterioration in our loan portfolio including those related to one or more large commercial relationships; acquisitions may not produce results at levels or within time frames originally anticipated and may result in unforeseen integration issues or impairment of goodwill and/or other intangibles; additional regulatory oversight and related compliance costs; changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; higher than expected tax expense, resulting from failure to comply with general tax laws and changes in tax laws; changes in market interest rates for interest earning assets and/or interest bearing liabilities and changes related to the phase-out of LIBOR; increased competition in the Company’s market areas; adverse weather, changes in climate, natural disasters, geopolitical concerns, including those arising from the conflict between Russia and Ukraine; the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the COVID-19 pandemic, any further resurgences or variants of the COVID-19 virus, the efficacy and availability of vaccines, boosters or other treatments, actions taken by governmental authorities in response thereto, other public health crises or man-made events, and their impact on the Company's local economies or the Company's operations; a deterioration in the conditions of the securities markets, a deterioration in the conditions of the securities markets; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery; electronic fraudulent activity within the financial services industry, especially in the commercial banking sector; adverse changes in consumer spending and savings habits; the effect of laws and regulations regarding the financial services industry; changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business; the Company's potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions; changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; cyber security attacks or intrusions that could adversely impact our businesses; and other unexpected material adverse changes in our operations or earnings. The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward- looking statements involve substantial known and unknown risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward- looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this presentation which modify or impact any of the forward-looking statements contained in this presentation will be deemed to modify or supersede such statements in this presentation. In addition to the information set forth in this presentation, you should carefully consider the Risk Factors. 2

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating earnings per share ("EPS"), operating return on average assets, operating return on average common equity, operating return on average tangible common equity, core net interest margin ("core NIM" or "core margin"), tangible book value per share and the tangible common equity ratio. Operating net income, operating EPS, operating return on average assets and operating return on average common equity, exclude items that management believes are unrelated to the Company's core banking business such as merger and acquisition expenses, provision for credit losses on acquired loan portfolios, and other items, if applicable. Management uses operating net income and related ratios and operating EPS to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such items. Management reviews its core margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at a core margin provides additional insight into the operating environment and how management decisions impact the net interest margin. Similarly, management reviews certain loan metrics such as growth rates and allowance as a percentage of total loans, adjusted to exclude loans that are not considered part of its core portfolio, which includes loans originated in association with government sponsored and guaranteed programs in response to the pandemic, to arrive at adjusted numbers more representative of the core growth of the portfolio and core reserve to loan ratio. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders' equity less goodwill and identifiable intangible assets, or "tangible common equity", by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by "tangible assets", defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be noncore and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating return on average common equity, core margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. 3

Key Operating Metrics Q4 2022 Net Income (in millions) $ 77.0 Diluted Earnings Per Share $ 1.69 Return on Average Assets 1.56% Return on Average Equity 10.70% Return on Average Tangible Common Equity* 16.57% 4 Highlights * See Appendix A for reconciliation of non-GAAP earnings metrics ** See slide 8 for reconciliation of non-GAAP core NIM Key Drivers of Q4 2022: • Core NIM** expansion of 23 basis points from Q3 2022 • 6.6% annualized net loan growth • Deposit outflow; reduced cash balances • Low deposit betas • Increased provision levels from specific reserve allocation • Strong fee income • 47% efficiency ratio • Strong tangible book value per share growth

5 Loan Portfolio Period Ended $ Increase % Increase Loan Category 12/31/2022 9/30/2022 (Decrease) (Decrease) ($ in millions) Commercial and industrial $ 1,626 $ 1,537 $ 89 5.8 % Paycheck Protection Program ("PPP") loans 9 11 (2) (18.2) % Commercial real estate 7,760 7,678 82 1.1 % Commercial construction 1,154 1,185 (31) (2.6) % Small business 219 210 9 4.3 % Total commercial 10,768 10,621 147 1.4 % Residential real estate 2,036 1,959 77 3.9 % Home equity - first position 566 578 (12) (2.1) % Home equity - subordinate positions 523 509 14 2.8 % Total consumer real estate 3,125 3,046 79 2.6 % Other consumer 36 33 3 9.1 % Total loans 13,929 13,700 229 1.7% (annualized 6.6%)

6 Commercial Loans (1) ($ in millions) Q4 2022 commitments closed $636 Approved pipeline $317 (1) Amounts shown above exclude small business category PPP Loan Summary ($ in millions) PPP Q4 2022 outstanding balance $9 PPP Q4 2022 unearned fees, net $0.1 Loan Highlights Residential & Home Equity Closings ($ in millions) Residential real estate $125 Home equity 95 Total $220 Residential Volume Breakout Q4 2022 Closing Activity • CRE and Construction - property types: ◦ Apartment complex - multi-family ◦ Office - non-owner occupied ◦ Industrial/Warehouse • Commercial & Industrial - by industry: ◦ Real Estate and Leasing ◦ Wholesale Trade $ in m ill io ns $118 $165 $7 $21 Retained in Portfolio Sold/To be Sold Q4 2022 Q3 2022 $0 $50 $100 $150 $200 95% 5% 89% 11%

Period Ended $ Increase % Increase Deposit Customer Type 12/31/2022 9/30/2022 (Decrease) (Decrease) ($ in millions) Consumer deposits $ 7,721 $ 7,869 $ (148) (1.9) % Business/Commercial deposits 5,767 6,092 (325) (5.3) % Municipal deposits (1) 1,204 1,209 (5) (0.4) % Time certificates of deposits 1,187 1,169 18 1.5% $ 15,879 $ 16,339 $ (460) (2.8) % (1) Municipal deposits include municipal time certificates of deposits. 7 Period Ended $ Increase % Increase Deposit Product Type 12/31/2022 9/30/2022 (Decrease) (Decrease) ($ in millions) Noninterest-bearing demand deposits $ 5,441 $ 5,622 $ (181) (3.2) % Savings and interest checking accounts 5,898 6,094 (196) (3.2) % Money market deposits 3,344 3,444 (100) (2.9) % Time certificates of deposit 1,196 1,179 17 1.4% $ 15,879 $ 16,339 $ (460) (2.8) % Deposit Balances $ in b ill io ns $16,775 $16,581 $16,572 $16,156 0.05% 0.05% 0.15% 0.35% Average Deposits Cost of Deposits Q1 2022 Q2 2022 Q3 2022 Q4 2022 $0 $5,000 $10,000 $15,000 $20,000 0.00% 0.10% 0.20% 0.30% 0.40%

Q4 2022 Q3 2022 Volume Interest Margin Impact Volume Interest Margin Impact ($ in millions) Reported Total $ 17,475.3 $ 169.4 3.85% $ 17,852.9 $ 163.6 3.64 % Core adjustments: PPP volume @1% (9.9) — (20.1) — PPP fee amort (0.1) (0.4) Total PPP impact (9.9) (0.1) — % (20.1) (0.4) (0.01) % Acquisition fair value marks: Loan amortization (accretion) 0.3 (0.6) CD accretion (amortization) — (0.1) 0.3 0.01% (0.7) (0.02) % Nonaccrual interest (0.1) — % (0.6) (0.01) % Other noncore adjustments (1.3) (0.04) % (0.6) (0.01) % Core Margin (Non-GAAP) $ 17,465.4 168.2 3.82% $ 17,832.8 $ 161.3 3.59% 8 Net Interest Margin Analysis Net Interest Margin 3.09% 3.27% 3.64% 3.85% 3.00% 3.23% 3.59% 3.82% Reported NIM Core NIM Q1 2022 Q2 2022 Q3 2022 Q4 2022 2.50% 3.00% 3.50% 4.00% Asset Sensitivity: Balances Subject to Reprice Interest earning cash 100% Loans 30-35% Less: Loan hedges (10-11%) Strong core deposit funding source = historical low deposit betas

9 Nonperforming Loans ($ in millions) $56.6 $55.9 $56.0 $54.9 0.42% 0.41% 0.41% 0.39% NPLs ($Mil) NPL/Loan% Q1 2022 Q2 2022 Q3 2022 Q4 2022 0.35% 0.40% 0.45% $0 $30 $60 Net Charge-offs/(Recoveries) ($ in millions) $0.4 $0.2 $— $0.4 0.01% 0.01% 0.00% 0.01% Net Charge-offs (recoveries) Annualized Loss Rate Q1 2022 Q2 2022 Q3 2022 Q4 2022 $0 $1 0.00% 0.10% 0.20% Asset Quality Allowance for Credit Loss & Delinquency Trends 1.06% 1.06% 1.08% 1.09% 0.29% 0.40% 0.17% 0.30% Allowance for Credit Losses/Total Loans Delinquent Loans/Total Loans Q1 2022 Q2 2022 Q3 2022 Q4 2022 0.00% 1.20% Provision for Credit Loss Trends ($ in millions) $0.4 $0.2 $— $0.4 $(2.0) $— $3.0 $5.5 Net Charge-offs (recoveries) Provision for Credit Losses Q1 2022 Q2 2022 Q3 2022 Q4 2022 $(5.0) $— $5.0 $10.0

10 Noninterest Income Three Months Ended Noninterest Income December 31 2022 September 30 2022 ($ in thousands) Deposit account fees $5,788 $6,261 Interchange and ATM fees 4,282 4,331 Investment management 10,394 8,436 Mortgage banking income 526 585 Increase in cash surrender value of life insurance policies 2,136 1,883 Gain on life insurance benefits 691 477 Loan level derivative income 1,421 471 Other noninterest income 7,064 5,751 Total noninterest income $32,302 $28,195 $ in m ill io ns Assets Under Administration $5,725 $5,157 $5,092 $5,793 Q1 2022 Q2 2022 Q3 2022 Q4 2022 $5,000 $5,500 Investment management: Focal Point $ in m ill io ns Gross New Assets $284 $138 $267 $469 Q1 2022 Q2 2022 Q3 2022 Q4 2022 $0 $100 $200 $300 $400 $500

11 Efficiency Ratio - Operating Basis* 54.00% 52.42% 48.60% 47.28% Q1 2022 Q2 2022 Q3 2022 Q4 2022 45.00% 50.00% 55.00% Noninterest Expense * See Appendix B for reconciliation of non-GAAP earnings metrics Three Months Ended Noninterest Expense December 31 2022 September 30 2022 ($ in thousands) Salaries and employee benefits $53,754 $52,708 Occupancy and equipment expenses 12,586 12,316 Data processing and facilities management 2,442 2,259 FDIC assessment 1,726 1,677 Other noninterest expenses 24,364 23,768 Total noninterest expenses $94,872 $92,728 Efficiency Ratio - GAAP Basis 58.34% 52.42% 48.60% 47.28% Q1 2022 Q2 2022 Q3 2022 Q4 2022 40.00% 50.00% 60.00%

12 Tax Rate Loan Growth Deposit Growth Noninterest Income Asset Quality 2023 Forward Guidance • 2023 full year - total loan growth expected to be in the low single digit percentage range • Loan betas: expected 20-25% range, net of hedges • Deposit betas: cumulative 15% expected through the cycle = increase from 2022 • 2023 Q1: assuming forward curve, margin expansion of 3-5 bps • 2023 full year - deposit pressure and balance volatility expected to persist • 2023 Q1 - low single percentage decrease expected compared to 2022 Q4 • 2023 full year - fee income growth expected to be in low single digit percentage range • 2023 Q1 - expected high single digit percentage decrease compared to 2022 Q4 • 2023 full year - tax rate expected to be in the 24-25% range Net Interest Income • Economic uncertainty persists • 2023 C&I charge-off expected, already provided for in allowance Noninterest Expense • 2023 full year - increase expected to be in the mid to high single digit percentage range compared to 2022 • 2023 Q1 - expected low to mid single digit percentage increase compared to 2022 Q4

Appendix A: Non-GAAP Reconciliation of Earnings Metrics

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP measures, as well as the average tangible common equity used to calculate return on average tangible common equity and operating return on average tangible common equity, return on average assets on an operating basis and return on average common equity on an operating basis, which are Non-GAAP measures, as of the time periods indicated:

	Q4 2022		Q3 2022		Q2 2022		Q1 2022		
	($ in millions, except per share data)								
Net income available to common shareholders (GAAP)	$ 77.0	$ 1.69	$ 71.9	$ 1.57	$ 61.8	$ 1.32	$ 53.1	$ 1.12	(a)
Non-GAAP adjustments									
Provision for non-PCD acquired loans	—	—	—	—	—	—	—	—	
Noninterest expense components									
Merger and acquisition expenses	—	—	—	—	—	—	7.1	0.15	
Total impact of noncore items	—	—	—	—	—	—	7.1	0.15	
Less - net tax benefit associated with noncore items (1)	—	—	—	—	—	—	(2.0)	(0.04)	
Noncore increases to net income	—	—	—	—	—	—	5.1	0.11	
Operating net income (Non-GAAP)	$ 77.0	$ 1.69	$ 71.9	$ 1.57	$ 61.8	$ 1.32	$ 58.2	$ 1.23	(b)
Average assets	$ 19,536.7		19,905.6		$ 19,929.6		$ 20,223.7		(c)
Average equity	2,856.2		2,882.0		2,919.5		3,008.0		(d)
Less: Average goodwill and other intangibles	1,011.1		1,013.2		1,015.0		1,017.0		
Tangible average common equity	$ 1,845.1		$ 1,868.8		$ 1,904.5		1,991.0		(e)
Return on average assets	1.56 %		1.43 %		1.24 %		1.06 %		(a/(c))
Return on average assets on an operating basis (Non-GAAP)	1.56 %		1.43 %		1.24 %		1.17 %		(b)/(c)
Return on average common equity	10.70 %		9.90 %		8.49 %		7.16 %		(a)/(d)
Return on average common equity on an operating basis (Non-GAAP)	10.70 %		9.90 %		8.49 %		7.85 %		(b)/(d)
Return on Average Tangible Common Equity (Non-GAAP)	16.57 %		15.26 %		13.01 %		10.82 %		(a/e)
Return on Average Tangible Common Equity on an operating basis (Non-GAAP)	16.57 %		15.26 %		13.01 %		11.86 %		(b/e)

(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

INDEPENDENT BANK CORP.

ROCKLAND TRUST

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The following table summarizes the impact of noncore items on the Company's calculation of noninterest income and noninterest expense, as well as the impact of noncore items on interest income as a percentage to total revenue and the efficiency ratio for the periods indicated: Q4 2022 Q3 2022 Q2 2022 Q1 2022 ($ in millions) Net interest income (GAAP) $ 168.4 $ 162.6 $ 144.9 $ 137.4 (a) Noninterest income (GAAP) $ 32.3 $ 28.2 $ 27.9 $ 26.3 (b) Noninterest income on an operating basis (Non- GAAP) $ 32.3 $ 28.2 $ 27.9 $ 26.3 (c) Noninterest expense (GAAP) $ 94.9 $ 92.7 $ 90.6 $ 95.5 (d) Less: Merger and acquisition expense — — — 7.1 Noninterest expense on an operating basis (Non-GAAP) $ 94.9 $ 92.7 $ 90.6 $ 88.4 (e) Total revenue (GAAP) $ 200.7 $ 190.8 $ 172.8 $ 163.7 (a+b) Total operating revenue (Non-GAAP) $ 200.7 $ 190.8 $ 172.8 $ 163.7 (a+c) Ratios Noninterest income as a % of total revenue (GAAP based) 16.10% 14.78% 16.15% 16.05% (b/(a+b)) Noninterest income as a % of total revenue on an operating basis (Non-GAAP) 16.10% 14.78% 16.15% 16.05% (c/(a+c)) Efficiency ratio (GAAP based) 47.28% 48.60% 52.42% 58.34% (d/(a+b)) Efficiency ratio on an operating basis (Non- GAAP) 47.28% 48.60% 52.42% 54.00% (e/(a+c)) Appendix B: Non-GAAP Reconciliation of Earnings Metrics 14